Exhibit 99.1

CNX Resources Corporation Acquires Noble Energy’s General

Partner Interest in CONE Midstream Partners LP;

Board Approves Amended Gas Gathering Agreement with CNX;

CONE Midstream Partners LP Renamed CNX Midstream Partners

LP (NYSE: CNXM);

CNXM Will Host Conference Call Tomorrow at 10:00 a.m. ET

PITTSBURGH (January 3, 2018) – CNX Resources Corporation (NYSE: CNX) (“CNX”) and CNX Midstream Partners LP (NYSE: CNXM) (“CNXM”) jointly announced today that CNX has closed its previously announced acquisition of Noble Energy, Inc.’s (NYSE: NBL) (“Noble”) 50% membership interest in CONE Gathering LLC, which holds the general partner interest and incentive distribution rights in CONE Midstream Partners LP. In conjunction with the closing, CONE Midstream Partners LP was renamed CNX Midstream Partners LP and will commence trading on the New York Stock Exchange under the ticker “CNXM” effective January 4, 2018.

Separately, CNXM announced today that its board of directors, following prior approval by the Board of Director’s Conflicts Committee, which consists entirely of independent directors, has authorized CNXM to enter into an amendment to its gas gathering agreement (the “GGA”) with CNX Gas Company LLC, a wholly-owned subsidiary of CNX. As part of the amendment to the GGA:

•	CNX will dedicate approximately 63,000 dry Utica acres to CNXM, of which approximately 51,000 will be located in the development company I, or DevCo I, area, which is 100% owned by CNXM.

•	CNX has committed to drilling a minimum of 140 wells over the next four years in the DevCo I area.

•	CNXM has agreed to a major system expansion to support production from the newly dedicated Utica areas.

This amendment is expected to help CNX unlock the stacked pay potential of the core of southwest Pennsylvania and capitalize on economies of scale, which would support accelerating drilling activity and production moving forward. CNXM believes this will result in a higher level of confidence to support sustainable distribution growth into the future, which in turn will benefit CNX, which owns 21.7 million common units, the general partner interest, and the incentive distribution rights in CNXM. In addition, CNX and Noble have agreed to divide equitably their jointly owned water assets so that either CNX or Noble will own all of the formerly jointly owned water assets within agreed upon areas.

“Owning 100% of the general partner of CNXM, while simultaneously amending the existing GGA, is very significant for CNX,” commented Nicholas J. DeIuliis, president and CEO. “CNX will benefit from increased control and flexibility with respect to the scope and timing of midstream development, which in turn will give CNX a greater level of optionality in its development plans and future drop opportunities. Ultimately, this GGA allows CNX to lock in our multi-year development plan under mutually beneficial terms for both CNX and CNXM. The single sponsor MLP model is the first key step in unlocking the value potential of CNX Midstream.”

“For CNXM,” Mr. DeIuliis said, “the amended GGA is expected to lock in throughput and revenue growth, enabling CNXM to maintain its strong distribution growth policy for the next several years.”

As part of the change in ownership, effective immediately, Nicholas J. DeIuliis will serve as the chief executive officer (CEO) of CNXM, in addition to his current role as president and CEO of CNX. Also, effective immediately, Donald W. Rush will serve as the chief financial officer (CFO) of CNXM in addition to his current role as CFO of CNX.

Following the closing of the acquisition, Nicholas J. DeIuliis, Donald W. Rush, and Timothy C. Dugan will join Stephen W. Johnson and the three existing independent directors to constitute the board of directors of CNXM.

The changes to CNXM’s management team and board of directors illustrate CNX’s intent to better align the strategic initiatives of CNX and CNXM to unlock the growth potential for both companies.

Goldman Sachs & Co. LLC served as the financial advisor and Latham & Watkins LLP served as the legal advisor to CNX. The conflicts committee was advised by Evercore on financial matters and Baker Botts L.L.P. on legal matters.

Conference Call

A conference call and webcast, during which management will discuss these announcements, is scheduled for January 4, 2018 at 10:00 a.m. Eastern Time. Reference material for the call will be available on the “Events” page of the new CNX Midstream website, www.cnxmidstream.com, shortly before the start of the call. Prepared remarks by members of management will be followed by a question and answer period. Interested parties may listen via webcast by using the link posted on the “Events” page of our website or at https://services.choruscall.com/links/cnxm180104.html. Participants who would like to ask questions may join the conference by phone at 888-349-0097 (international 412-902-0126) five to ten minutes prior to the scheduled start time (reference the CNX Midstream call). An on-demand replay of the webcast will be also be available at https://services.choruscall.com/ccforms/replay.html shortly after the conclusion of the conference call. A telephonic replay will be available through January 18, 2018 by dialing 877-344-7529 (international: 412-317-0088) and using the conference playback number 10115469.

About CNX Resources

CNX Resources Corporation (NYSE: CNX) is one of the largest independent natural gas exploration, development and production companies, with operations centered in the major shale formations of the Appalachian basin. The company deploys an organic growth strategy focused on responsibly developing its resource base. As of December 31, 2016, CNX had 6.3 trillion cubic feet equivalent of proved natural gas reserves. The company is a member of the Standard & Poor’s Midcap 400 Index. Additional information may be found at www.cnx.com.

About CNX Midstream Partners

CNX Midstream Partners LP (NYSE: CNXM) is a master limited partnership that owns, operates, develops and acquires gathering and other midstream energy assets to service natural gas production in the Appalachian Basin in Pennsylvania and West Virginia. Our assets include natural gas gathering pipelines and compression and dehydration facilities, as well as condensate gathering, collection, separation and stabilization facilities. More information is available on our website www.cnxmidstream.com.

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This press release serves a qualified notice to nominees as provided for under Treasury Regulation Section 1.1446-4(b). Nominees should treat one hundred percent (100.0%) of CNX Midstream’s distributions to non-U.S. investors as being attributed to income that is effectively connected with a United States trade or business. Accordingly, CNX Midstream’s distributions to non-U.S. investors are subject to federal income tax withholding at the highest applicable effective tax rate. Nominees, and not CNX Midstream, are treated as withholding agents responsible for withholding on the distributions received by them on behalf of non-U.S. investors.

Important Information about Company Names and Stock Trading Symbols

Effective November 28, 2017, the company known as CONSOL Energy Inc. (NYSE: CNX) separated its gas business (GasCo or RemainCo) and its coal business (CoalCo or SpinCo) into two independent, publicly traded companies by means of a separation of CoalCo from RemainCo.

•	The gas business, CNX Resources Corporation (RemainCo, GasCo or CNX), continues to be listed on the NYSE, retaining the ticker symbol “CNX”. Information regarding CNX and its natural gas business is available at www.cnx.com.

•	The coal business, CONSOL Energy Inc. (SpinCo, CoalCo or CONSOL), is listed on the NYSE under the ticker symbol: “CEIX”. CoalCo owns, operates and develops coal assets, including the Pennsylvania Mining Complex, the Baltimore Marine Terminal, and approximately one billion tons of greenfield coal reserves. Information regarding the new CONSOL Energy and its coal business is available at www.consolenergy.com.

•	The master limited partnership that was named CNX Coal Resources LP (NYSE: CNXC) has changed its name to CONSOL Coal Resources LP and trades on the NYSE under a new ticker symbol: “CCR”. CONSOL owns 100% of the general partner of CONSOL Coal Resources LP (representing a 1.7% general partner interest), as well as all of the incentive distribution rights and the common and subordinated interests in CNX Coal Resources LP that were owned by CNX prior to the spin-off. Information regarding CONSOL Coal Resources LP is available at www.ccrlp.com

•	Following the closing of CNX’s purchase of Noble Energy’s 50% interest in CNX Gathering LLC, the master limited partnership that was named CONE Midstream Partners, LP has changed its name to CNX Midstream Partners LP and will trade under a new ticker symbol: “CNXM”. CNX indirectly owns 100% of the general partnership interests of CNX Midstream Partners LP as well as all of its incentive distribution rights. Information regarding CNX Midstream Partners LP will be available at www.cnxmidstream.com.

Cautionary Statements

We are including the following cautionary statement in this press release to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statements made by, or on behalf of us. With the exception of historical matters, the matters discussed in this press release are forward-looking statements (as defined in 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) that involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The forward-looking statements may include statements regarding benefits of the acquisition and the plans, objectives, and strategies of CNX and CNXM following the acquisition, projections and estimates concerning the timing and success of specific projects and our future production, revenues, income and capital spending. When we use the words “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” “will,” or their negatives, or other similar expressions, the statements which include those words are usually forward-looking statements. When we describe a strategy that involves risks or uncertainties, we are making forward-looking statements. The forward-looking statements in this press release speak only as of the date of this press release; we disclaim any obligation to update these statements. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks, contingencies and uncertainties relate to, among other matters, the following: the impact of the separation of the natural gas exploration and production company from the coal company on our business; the expected tax treatment of the separation; competitive responses to the separation; deterioration in economic conditions in any of the industries in which our customers operate which may decrease demand for our products, impair our ability to collect customer receivables and impair our ability to access capital; prices for natural gas and natural gas liquids are volatile and can fluctuate widely based upon a number of factors beyond our control including oversupply relative to the demand available for our products, weather and the price and availability of alternative fuels; an extended decline in the prices we receive for our natural gas and natural gas liquids affecting our operating results and cash flows; foreign currency fluctuations could adversely affect the competitiveness of our natural gas liquids abroad; our reliance on major customers; our inability to collect payments from customers if their creditworthiness declines or if they fail to honor their contracts; the disruption of gathering, processing and transportation facilities and other systems that deliver our natural gas and natural gas liquids to market; a loss of our competitive position because of the competitive nature of the natural gas industry overcapacity in this industry impairing our profitability; the impact of potential, as well as any adopted environmental regulations including any relating to greenhouse gas emissions on our operating costs as well as on the market for natural gas and for our securities; the risks inherent in natural gas operations, including our reliance upon third party contractors, being subject to unexpected disruptions, including geological conditions, equipment failure, timing of completion of significant construction or repair of equipment, fires, explosions, accidents and weather conditions that could impact financial results; decreases in the availability of, or increases in, the price of commodities or capital equipment used in our natural gas operations; obtaining and renewing governmental permits and approvals for our natural gas; the effects of government regulation on the discharge into the water or air, and the disposal and clean-up of, hazardous substances and wastes generated during our natural gas operations; our ability to find adequate water sources for our use in natural gas drilling, or our ability to dispose of water used or removed from strata in connection with our gas operations at a reasonable cost and within applicable environmental rules; the effects of stringent federal and state employee health and safety regulations, including the ability of regulators to shut down our operations; the potential for liabilities arising from environmental contamination or alleged environmental contamination in connection with our past or current gas operations; the effects gas well closing and certain other liabilities; uncertainties in estimating our economically recoverable natural gas and oil reserves; defects may exist in our chain of title and we may incur additional costs associated with perfecting title for natural gas rights on some of our properties or failing to acquire these additional rights may result in a reduction of our estimated reserves; the outcomes of various legal proceedings, including those which are more fully described in our reports filed under the Exchange Act; exposure to employee-related long-term liabilities; acquisitions and divestitures we anticipate may not occur or produce anticipated benefits; our participation in joint ventures may restrict our operational and corporate flexibility, and actions taken by a joint venture partner may impact our financial position and operational results; risks associated with our debt; replacing our natural gas and oil reserves, which if not replaced, will cause our natural gas and oil reserves and production to decline; declines in our borrowing base could occur for a variety of reasons, including lower natural gas or oil prices, declines in natural gas and oil proved reserves, and lending regulations requirements or regulations; our hedging activities may prevent us from benefiting from near-term price increases and may expose us to other risks; changes in federal or state income tax laws, particularly in the area of percentage depletion and intangible drilling costs, could cause our financial position and profitability to deteriorate; failure to appropriately allocate capital and other resources among our strategic opportunities may adversely affect our financial condition; failure by CONSOL Energy to satisfy liabilities it acquired from us in connection with the separation, or failure to perform its obligations under various arrangements, which we guaranteed, could materially or adversely affect our results of operations, financial position, and cash flows; information theft, data corruption, operational disruption and/or financial loss resulting from a terrorist attack or cyber incident; operating in a single geographic area; with respect to the termination of the joint venture with Noble - disruption to our business, including customer and supplier relationships resulting from this transaction, and the impact of the transaction on our future operating and financial results and liquidity; and, with respect to our acquisition of the 50% interest in CONE Gathering LLC from Noble, disruption to our business, including customer, employee and supplier relationships resulting from this transaction, risks that the conditions to closing may not be satisfied and the purchase may not occur, and the impact of the transaction on our future operating and financial results. Additional factors are described in detail under the captions “Forward Looking Statements” and “Risk Factors” in CNX’s and CNXM’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission, as supplemented by their respective Quarterly Reports on Form 10-Q.

CNX Resources Corporation Contacts:

Investor: Tyler Lewis at (724) 485-3157

Media: Brian Aiello at (724) 485-3078

CNX Midstream Partners LP Contacts:

Investor: Steve Milbourne at (724) 485-4408

Media: Brian Aiello at (724) 485-3078